Execution


                               AMENDMENT NO. 2 TO
                           LOAN AND SECURITY AGREEMENT

     AMENDMENT dated as of October 23, 2002 by and among Titanium Metals Corporation, a Delaware corporation ("Timet") and Titanium Hearth Technologies, Inc., a Delaware corporation ("THT", and together with Timet, each individually, a "Borrower" and, collectively, "Borrowers"), TIMET Millbury Corporation, an Oregon corporation ("TIMET Millbury"), TIMET Castings Corporation, a Delaware corporation ("TIMET Castings"), TIMET Finance Management Company, a Delaware corporation ("TIMET Finance"), TMCA International, Inc., a Delaware corporation ("TMCA", and together with TIMET Millbury, TIMET Castings and TIMET Finance, each individually, a "Guarantor" and, collectively, "Guarantors"), and Congress Financial Corporation (Southwest), a Texas corporation ("Lender").

                               W I T N E S S E T H

     WHEREAS, Lender, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lender has made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated February 25, 2000, by and among Lender and Borrowers (as amended by Amendment No. 1 to Loan and Security Agreement dated September 7, 2001 and as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements"); and

     WHEREAS, Borrowers and Guarantors have requested that Lender agree to certain amendments to the Loan Agreement and Lender is willing to agree to such amendments, subject to the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions.

     1.1 Additional Definition. As used herein, the following term shall have the meanings given to it below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definition:

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

     "Amendment No. 2" shall mean this Amendment No. 2 to the Loan and Security Agreement by and among Borrowers, Guarantors, and Lender, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.2 Amendments to Definitions.

               (a) The  definition  of  "Equipment  Availability"  set  forth in
          Section 1.28 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

               ""Equipment Availability" shall mean, as to Borrowers, (a) for the period from the date hereof through and including February 28, 2003, the amount equal to $30,890,000, provided, that, commencing on March 1, 2000 and continuing through February 1, 2003, such amount shall be reduced effective as of the first day of each month by an amount equal to $429,028 and (b) for the period from March 1, 2003 and at all times thereafter, the amount equal to the Equipment Availability pursuant to subsection (a) of this definition as of February 28, 2003 (the "Remaining
               Balance"), provided, that, commencing on March 1, 2003, the Remaining Balance shall be reduced effective as of the first day of each month by an amount equal to the Remaining Balance divided by seventy-two (72)."

               (b) The definition of "Maximum Credit" set forth in Section 1.60 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

               ""Maximum Credit" shall mean $90,000,000 and Borrowers may from time to time after the date hereof, at their option, increase such amount; provided, that, as to any such increase, each of the following conditions shall be satisfied as determined by Lender:
               (a) after giving effect to all of such increases, in no event shall the Maximum Credit exceed $125,000,000, (b) any increase shall be in an amount not less than $10,000,000 or an integral multiple thereof (except that if the Maximum Credit has been increased to $120,000,000, then in an amount not less than $5,000,000), (c) Lender shall have received a written request from Borrowers, in form and substance satisfactory to Lender, requesting such increase and specifying the amount of the increase requested in accordance with the terms hereof, (d) any increase shall be effective on the date specified in the notice from Lender to Borrowers that each of the conditions set forth in this Section 1.60 with respect to such increase has been satisfied, (e) as to each such increase, Lender shall have received, from a financial institution acceptable to Lender, a

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

               participation agreement and any such other agreements, documents and instruments requested by Lender, each in form and substance reasonably satisfactory to Lender, duly authorized, executed and delivered by such financial institution with respect to the purchase by such financial institution of an interest in the Loans and Letter of Credit Accommodations in the amount of such increase, (f) Lender shall have received, in cash or other immediately available funds, the fee in respect of such increase in an amount acceptable to Lender, and (g) no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred."

     1.3 Interpretation. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 2.

Section 2.  Amendments to Loan Agreement.

     2.1 Adjusted Net Worth. Section 9.18 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

               "Section 9.18 Adjusted Net Worth.

                    (a) At any time  during  the period  commencing  on the date hereof through and including February 25, 2003, on and after Excess Availability (which for purposes of this Section 9.18 shall be determined without regard to the Maximum Credit) is equal to or less than $35,000,000, Timet shall, at all times, maintain Adjusted Net Worth of not less than $347,000,000.

                    (b) At any time after February 25, 2003, on and after Excess
               Availability (which for purposes of this Section 9.18 shall be determined without regard to the Maximum Credit) is equal to or less than $30,000,000, Timet shall, at all times, maintain Adjusted Net Worth of not less than $300,000,000."

     2.2 Term.

     (a) Section 12.1(a) of the Loan Agreement is hereby amended to delete the reference to "three (3) years" in the third line of the first sentence of such section and to replace it with "six (6) years".

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

     (b) Section 12.1(c)(i) through (iii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                   "Amount                                Period
     (i)   One (1%) percent of            From the date hereof to and including
           the Maximum Credit as in       the fourth anniversary of the date
           effect on the date of such     hereof
           termination
     (ii)  One-half (1/2%) percent        From the fourth anniversary of the
           of the Maximum Credit as       date hereof to and including the fifth
           in effect on the date of       anniversary of the date hereof
           such termination
     (iii) One-quarter (1/4%) percent     From the fifth anniversary of the date
           of the Maximum Credit as       hereof to but not including the sixth
           in effect on the date of       anniversary of the date hereof."
           such termination


     Section 3. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Lender pursuant to the other Financing Agreements, each Borrower and Guarantor hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery of Amendment No. 2 and shall be incorporated into and made a part of the Financing Agreements):

     3.1 No Default. No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred and be continuing on the date of this Amendment No. 2.

     3.2 Corporate Power and Authority. This Amendment No. 2 has been duly executed and delivered by each Borrower and Guarantor and is in full force and effect as of the date of this Amendment No. 2 and the agreements and obligations of each Borrower and Guarantor contained herein constitute legal, valid and binding obligations of such Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with their respective terms.

     3.3 Consents. Borrowers and Guarantors have received all necessary consents and approvals of third parties to the transactions contemplated by this Amendment No. 2.

     3.4 Additional Item to Be Delivered. Borrowers and Guarantors hereby agree that, in addition to all other terms, conditions and provisions set forth in the other Financing Agreements, Borrowers and Guarantors shall deliver or cause to be delivered to Lender, an original of Amendment No. 1 to Trademark Collateral

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


Assignment and Security Agreement, by and between Timet and Lender with respect to all of the trademarks used by the Timet Automotive division of Timet ("Timet Automotive Trademarks"), duly authorized, executed and delivered by Timet, in the form attached hereto as Exhibit B, not later than twenty (20) days after the date that any application for the registration of any Timet Automotive Trademarks is filed by Timet with the United States Patent and Trademark Office or any similar office or agency in the United States.

     3.5 Payment Upon Reduction of Maximum Credit. Borrowers and Guarantors hereby agree that, in addition to all other terms, conditions and provisions set forth in the other Financing Agreements, on date hereof, in the event that the outstanding Loans and Letter of Credit Accommodations exceed the Maximum Credit as reduced on the date of hereof pursuant to Section 1.2(b) hereof, Borrowers shall immediately repay Lender, automatically and without notice or demand, an amount equal to the entire amount of such excess.

     Section 4. Conditions Precedent. The effectiveness of the amendments and waiver contained herein shall be subject to, Lender having received, in form and substance satisfactory to Lender, each duly authorized, executed and delivered by the parties thereto (if applicable):

     4.1 an original of this Amendment No. 2,

     4.2 payment in full, in cash or other immediately available funds, of the amount required, if any, pursuant to Section 3.5 hereof, and

     4.3 an original of the letter agreement, dated of even date herewith, by and among Borrowers, Guarantors and Lender in the form of the letter agreement attached hereto as Exhibit A.

     Section 5. Provisions of General Application

     5.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment No. 2 and the other Financing Agreements, the terms of this Amendment No. 2 shall control. The Loan Agreement and this Amendment No. 2 shall be read and construed as one agreement.

     5.2 Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrowers or Guarantors to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable notice and cure period, if any, with respect thereto provided for in the Loan Agreement as in effect on the date hereof).

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


     5.3 Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment No. 2.

     5.4 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Texas.

     5.5 Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     5.6 Survival of Representations and Warranties. All representations and warranties made in this Amendment No. 2 or any other document furnished in connection with this Amendment No. 2 shall survive the execution and delivery of this Amendment No. 2 and the other documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     5.7 Counterparts. This Amendment No. 2 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

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     IN WITNESS WHEREOF,  the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                        TITANIUM METALS CORPORATION


                                        By: /s/ Mark A. Wallace
                                        -------------------------------------


                                        Title: Chief Financial Officer and
                                        -------------------------------------
                                        Executive Vice President
                                        -------------------------------------

                                        TITANIUM HEARTH TECHNOLOGIES, INC.


                                        By: /s/ Mark A. Wallace
                                        -------------------------------------


                                        Title: Vice President
                                        -------------------------------------


                                        TMCA INTERNATIONAL, INC.


                                        By:  /s/ Mark A. Wallace
                                        -------------------------------------


                                        Title: Vice President
                                        -------------------------------------


                                        TIMET MILLBURY CORPORATION


                                        By:  /s/ Mark A. Wallace
                                        -------------------------------------


                                        Title: Vice President
                                        -------------------------------------


                                        TIMET CASTINGS CORPORATION


                                        By:  /s/ Mark A. Wallace
                                        -------------------------------------


                                        Title: Vice President
                                        -------------------------------------




                       [SIGNATURES CONTINUE ON NEXT PAGE]
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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                        TIMET FINANCE MANAGEMENT COMPANY


                                        By: /s/ Victoria L. Garrett
                                        -------------------------------------


                                        Title: President
                                        -------------------------------------



AGREED TO:
---------

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)

By: /s/ Mark M. Galovic, Jr.
-------------------------------------


Title: Vice President
-------------------------------------

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


                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 2

                       Form of Amendment No. 2 Fee Letter


                                  See Attached

                                    EXHIBIT B
                                       TO
                                 AMENDMENT NO. 2

                           Form of Amendment No. 1 to
             Trademark Collateral Assignment and Security Agreement


                                  See Attached

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